                                                                    EXHIBIT 10.3
                              CONTINUING GUARANTY
                              -------------------


     This Continuing Guaranty (herein referred to as the "Guaranty") is executed as of the 21st day of November, 1997, by CLIMACHEM, INC., a Delaware corporation, whose place of business is 16 South Pennsylvania, Oklahoma City, Oklahoma 73107 (herein referred to as the "Guarantor"), in order to induce BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101 (herein referred to as "Secured Party" or "Lender"), to continue to provide financial accommodations to
(i) El Dorado Chemical Company, an Oklahoma corporation ("EDC"), with offices at
P.0. Box 231, El Dorado, Arizona 71730, (ii) Slurry Explosive Corporation, an Oklahoma corporation ("Slurry"), with offices at 5700 N. Portland, Oklahoma City, Oklahoma 73112, (iii) Climate Master, Inc., a Delaware corporation ("CMI"), with offices at 7300 S.W. 44th, Oklahoma City, Oklahoma 73125, and (iv) International Environmental Corporation, an Oklahoma corporation ("IEC"), with offices at 5000 West I-40, Oklahoma City, Oklahoma 73128 (EDC, Slurry, CMI, and IEC are herein individually and collectively referred to as "Debtor").

                                  WITNESSETH:

     WHEREAS, Debtor and Lender, concurrently with the execution and delivery of this Guaranty, have entered into that certain Amended and Restated Loan and Security Agreement (herein referred to as the "Loan Agreement") dated of even date herewith, by and among EDC, Slurry, CMI, IEC and Lender;

     WHEREAS, Guarantor will directly and indirectly benefit from the loans evidenced and governed by the Loan Agreement and the other transactions evidenced by and contemplated in the Loan Documents described therein;

     WHEREAS, Lender has requested this Guaranty as a condition to its execution and delivery of the Loan Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1.   Definitions. Unless otherwise defined in this Guaranty, all defined
          -----------
terms used in this Guaranty shall have the meanings ascribed to such terms in the Loan Agreement.

     2.   Guaranty of Payment.
          -------------------

     (a) Guarantor and any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of Guarantor hereby unconditionally guarantees the full and prompt payment to Secured Party when due and after any applicable grace periods, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of Debtor to Secured Party.

     (b) As used in this Guaranty, "Indebtedness" shall mean any and all indebtedness of Debtor to Secured Party under the Loan Agreement, and all extensions, renewals and replacements thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as therein provided: (i) whether now existing or hereafter incurred; (ii) whether direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured or unmatured; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; and (iv) whether or not such indebtedness is evidenced by a negotiable or nonnegotiable instrument or any other writing; and (v) whether such indebtedness is contracted by Debtor alone or jointly or severally with another or others. Notwithstanding that Debtor may not be obligated to Secured Party for interest and/or attorneys' fees and expenses on, or in connection with, the Indebtedness from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy law or otherwise, Indebtedness for which Guarantor shall be obligated under this Guaranty shall include interest accruing on the Indebtedness at the highest rate provided for in the Loan Agreement from and after the date on which Debtor files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Debtor under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all reasonable attorneys' fees and expenses incurred by the Secured Party from and after the Petition Date in connection with the Indebtedness.

     (c) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Secured Party to Debtor; any extension, renewal or replacement of any Indebtedness; any forbearance with respect to any Indebtedness or otherwise; any cancellation of an existing guaranty; or any other valuable consideration.

     3.   Secured Party's Costs and Expense. Guarantor agrees to pay on demand
          ---------------------------------
all costs and expenses of every kind incurred by Secured Party: (a) in enforcing this Guaranty; (b) in collecting any Indebtedness from Debtor or Guarantor after the occurrence of an Event of Default that is continuing; (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any Indebtedness; and (d) for any other purpose related to the Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Secured Party in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

     4.   Nature of Guaranty: Continuing, Absolute and Unconditional.
          ----------------------------------------------------------

     (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount thereof) independent of and in addition to any other guaranty, endorsement, collateral or other agreement held by Secured Party therefor or with respect thereto, whether or not furnished by Guarantor.

     (b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and Secured Party relating to this Guaranty. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of Secured Party, and then shall be effective in the specific instance and for the specific purpose given.

     5.   Certain Rights and Obligations.
          ------------------------------

     (a) Guarantor authorizes Secured Party, without notice, demand or any reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate (pursuant to the terms of the Loan Agreement) or otherwise change the time for payment of, the terms of, or the interest on, the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release, such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof, and to discharge, release or substitute any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as Secured Party, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Secured Party, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise).

     (b) If any default shall be made in the payment of any Indebtedness after such is due and after expiration of applicable grace periods, Guarantor hereby agrees to pay the same in full: (i) without deduction by reason of any setoff, defense or counterclaim of Debtor; (ii) without requiring protest or notice of nonpayment or notice of default to Guarantor, to Debtor or to any other person;
(iii) without demand for payment or proof of such demand; (iv) without requiring Secured Party to resort first to Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Secured Party may hold; (v) without requiring notice of acceptance hereof or assent hereto by Secured Party; and (vi) without requiring notice that any Indebtedness has been incurred or of the reliance by the Secured Party upon this Guaranty; all of which Guarantor hereby waives.

     (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any Indebtedness or Guarantor's obligations hereunder; (ii) the invalidity, unenforceability, propriety or manner of enforcement of, or loss or change in priority of, any such security interest or other lien; (iii) any failure to protect, preserve or insure any such collateral; (iv) failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor including, without limitation, any failure, negligence or omission by Secured Party in enforcing its claims against the Debtor or any person liable for all or any part of the Indebtedness; (vi) any release, settlement or compromise of any obligation of Debtor; (vii) the invalidity or unenforceability of any of the Indebtedness, or (viii) it is especially and expressly agreed that if the indebtedness of said Debtor now or at any time hereafter exceeds the amount permitted by law, or if any Debtor's obligation to pay interest, attorneys' fees, costs or expenses or any other sums ceases to exist by operation of law, or if said Debtor is not liable because the act of creating the obligation is ultra vires, or the officers creating same acted without authority, and for
----- -----
these reasons the indebtedness to Secured Party which Guarantor agrees to pay cannot be enforced against the Debtor, such fact shall in no manner affect Guarantor's liability hereunder, notwithstanding the fact that said Debtor is not liable for such indebtedness, but Guarantor shall be liable hereunder to the same extent as Guarantor would have been if the indebtedness of the said Debtor had been fully enforceable against said Debtor.

     6.   Other Parties; Joint and Several Liability.
          ------------------------------------------

     (a) If more than one party executes this Guaranty, or if other separately executed guaranties of the Indebtedness presently, or in the future, exist, Secured Party shall have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its right against the other or others of the undersigned. The failure of any other person to sign this Guaranty shall not release or affect the obligations or liability of any of the undersigned.

     (b) If more than one party executes this Guaranty, the obligations of the undersigned hereunder shall be joint and several, and the term "Guarantor" shall include each as well as all of them.

     7.   Guaranty of Performance. Guarantor also guarantees the full, prompt
          -----------------------
and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Debtor to Secured Party under the Loan Agreement.

     8.   RESERVED.
          --------

     9.   Termination. This Guaranty shall remain in full force and effect as to
          -----------
the Guarantor until Secured Party shall actually receive from such Guarantor written notice of its discontinuance, or notice of the death or judicial declaration of incompetency of such Guarantor; provided, however, this Guaranty shall remain in full force and effect thereafter until all Indebtedness outstanding or contracted or committed for (whether or not outstanding) before the receipt of such notice by Secured Party, and any extensions, renewals or replacements thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other Guarantor. Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by Secured Party. If after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any reason, this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     10.  Representations and Warranties. Guarantor represents and warrants to
          ------------------------------
Secured Party as follows:

     (a) Guarantor has the corporate power and authority to execute, deliver and perform its obligations under this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance or other laws of general application relating to the enforcement of creditor's rights.

     (b) The execution, delivery, and performance by Guarantor of this Guaranty will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of, any material indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

     (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty or the validity or enforceability thereof, except as may be required under the Uniform Commercial Code and applicable state law to perfect Lender's rights in and to the Collateral.

     (d) Guarantor and Debtor are members of an affiliated and integrated group of corporations and are engaged in related businesses and supporting lines of business; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan Agreement and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and corporate purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the businesses of Debtor and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

     (e) Guarantor is familiar with, and has independently received books and records regarding, the financial condition of Debtor and is familiar with the value of any and all collateral (if any) intended to secure the Indebtedness; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

     (f) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Indebtedness; and

     (g) Neither Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty.

     11.  Covenants. Guarantor covenants and agrees that, as long as the
          ---------
Indebtedness or any part thereof is outstanding or Secured Party has any commitment to Debtor:

     (a) Guarantor will furnish promptly to Secured Party written notice of the occurrence of any default under this Guaranty;

     (b) Guarantor will furnish promptly to Secured Party such additional information concerning Guarantor as Secured Party may request;

     (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty and will promptly furnish copies thereof to Secured Party; and

     (d) Guarantor will not use any of the Revolving Loans to make any Distributions or Restricted Investments to any of its Affiliates or Subsidiaries except as allowed under Section 9.14 of the Loan Agreement.

     12.  Right of Setoff. During the existence of an Event of Default the
          ---------------
Guarantor grants to Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Lender at any time existing. The right of setoff granted pursuant to this Paragraph shall be cumulative of and in addition to Lender's common law right of setoff.

     13.  Miscellaneous.
          -------------

     (a) "Debtor" and "Guarantor" as used in this Guaranty shall include: (i) in the case of a partnership Debtor or Guarantor, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (ii) in the case of a corporate Debtor, any other corporation into or with which Debtor shall have been merged, consolidated, reorganized or absorbed.

     (b) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared) under the terms of the Loan Agreement, Secured Party at its sole election may set off against the Indebtedness any and all monies then owed to Guarantor by Secured Party in any capacity, and Secured Party shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

     (c) Guarantor's obligation hereunder is to pay the Indebtedness in full when due after expiration of the applicable grace periods according to its terms, and shall not be affected by any extension of time for payment by the Debtor resulting from any proceeding under the Federal Bankruptcy Code or any similar law.

     (d) No course of dealing between Debtor or Guarantor and Secured Party and no act, delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to the Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor under any agreement with Debtor or with respect to the Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party hereunder are cumulative.

     (e) Secured Party and Guarantor as used herein shall include the successors or assigns of those parties. The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Secured Party hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of Guarantor.

     (f) Captions of the paragraphs of this Guaranty are solely for the convenience of Secured Party and Guarantor, and are not an aid in the interpretation of this Guaranty.

     (g) GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE DISTRICT COURT LOCATED IN OKLAHOMA COUNTY, OKLAHOMA, OR IN THE DISTRICT COURT OF THE UNITED STATES LOCATED IN THE WESTERN DISTRICT OF OKLAHOMA, IN WHICH SECURED PARTY HAS AN OFFICE, AND GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED MAIL TO GUARANTOR, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF OKLAHOMA OR THE UNITED STATES.

     (h) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

     (i) Guarantor agrees that Secured Party has no obligation to preserve rights to the collateral against prior parties or to marshal any collateral for the benefit of Guarantor or any other third party.

     (j) PAYMENTS OF ALL SUMS OF MONEY AND THE PERFORMANCE OF ALL OF THE COVENANTS AND AGREEMENTS HEREUNDER SHALL BE PAYABLE AND DUE AT THE OFFICE OF SECURED PARTY IN PASADENA, CALIFORNIA. THIS GUARANTY AND THE TRANSACTION EVIDENCED HEREBY SHALL BE CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF OKLAHOMA.

     (k) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL GUARANTY BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     (l) GUARANTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT GUARANTOR OR SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SUBSECTION 14(l).

     (m) ALL NOTICES, REQUESTS AND OTHER COMMUNICATIONS TO GUARANTOR OR SECURED PARTY HEREUNDER SHALL BE GIVEN IN WRITING (INCLUDING BANK WIRE, TELEX OR SIMILAR WRITING) AND SHALL BE GIVEN AT THE ADDRESSES PROVIDED IN, AND SHALL BE EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF, THE LOAN AGREEMENT.


                                   GUARANTOR:

                                   CLIMACHEM, INC.


                                   By /s/ David R. Goss
                                      --------------------------
                                        David R. Goss
                                        Vice President